SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

               Date of Earliest Event Reported: March 1, 2007


                        WESTMONT VENTURE RESOURCES, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   DELAWARE                 000-52434                       85-0473686
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)

No. 5 Caliente Road, Santa Fe, NM  87508
-----------------------------------------------------
(Address of principal executive offices)     (Postal Code)


Registrant's telephone number, including area code: (505) 466-2830 or
(406) 370-3880


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

On March 1, 2007, John Longman agreed to terminate his consulting agreement with the Company under the following terms:

1. A final payment of $2,000 for which Mr. Longman has agreed to provide twenty hours of consulting time on an as needed basis. Payment will be made the week of March 5, 2007.

2. The Company may retain Mr. Longman's services as an independent consultant on a pre-negotiated and on an as needed basis in the future.

3.  Mr. Longman will return all materials,  records,  notes,  and  miscellaneous
items from  his    consulting   activities  with  the  Company  at  his earliest
convenience.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2007                        WESTMONT VENTURE RESOURCES, INC.



                                           By: /s/ Frank D. Sularz
                                              ---------------------------
                                              Frank D. Sularz, President & CEO